APPLICATION FOR AN INDIVIDUAL OR
                         SINGLE PREMIUM VARIABLE ANNUITY


                    FIDELITY SECURITY LIFE INSURANCE COMPANY
                                  3130 BROADWAY
                            KANSAS CITY MO 64111-2406

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I am applying for a   IRA  Roth  Non-Qualified  Single Premium annuity.

A.       OWNER
Name _____________________________________ Date of Birth _____/_____/_____  Age __________

Address ______________________________________________________________________________
                  Street Address               City              State            Zip

________________________________________  ____________________________   Male  Female
E-Mail Address                                Social Security Number

*Employer________________________________*Address_____________________________________
              *Single Premium Only                           *Single Premium Only
B.       BENEFICIARY

Beneficiary's Name ___________________________________   Primary   Joint

Relationship _______________ Date of Birth _____/_____/_____ Social Security Number ____________

Beneficiary's Name ___________________________________  Contingent  Joint

Relationship _______________ Date of Birth _____/_____/_____ Social Security Number ____________

C ANNUITANT (If other than Owner)

Name _____________________________________  Date of Birth _____/_____/_____ Age ___________

Address ______________________________________________________________________________
         Street Address                    City              State            Zip

Social Security Number ________________   Male   Female  (Roth Only) Annual Salary__________

D.       PREMIUM AMOUNT

I intend to invest $____________ into Fidelity Security Life's Variable Annuity.

E.       REPLACEMENT

Will the annuity you are buying from us replace any other insurance or annuity?   Yes  No

If yes, please give the name of the insurance company or companies and a contract or policy number for each product being replaced.  Please also complete the replacement forms.  ________________________
_____________________________________________________________________________________

F.       ADDITIONAL INSTRUCTIONS
 _____________________________________________________________________________________

G.       SIGNATURES

 This signature verifies that I am applying for a Fidelity Security Life Single Premium Variable Annuity
 Contract  ___________________________________________________________, signed on
                 Signature

_____/_____/_____  in _____________________________   _____________.
Date                           City                             State
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